UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009
___________

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-5767 (Commission File Number)	54-0493875 (I.R.S. Employer Identification No.)

9950 Mayland Drive Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 486-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits.  Circuit City Stores, Inc. (the “Company”) filed Current Reports on Form 8-K on November 5, 2008, November 12, 2008 and December 31, 2008 with respect to, among other disclosures, certain material contracts into which the Company had entered.  As permitted by the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company did not include any of such contracts as an exhibit to the respective Form 8-K filing.  Accordingly, such contracts are being filed with the SEC as exhibits, as set forth below.

Exhibit No.	Description

10.1
Amended and Restated Agency Agreement dated as of November 4, 2008 by and between a Joint Venture composed of Hilco Merchant Resources, LLC and Gordon Brothers Retail Partners, LLC and Circuit City Stores, Inc. and each of its subsidiaries

10.2	Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of November 12, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Credit Agreement as Lenders, Bank of America, N.A., General Electric Capital Corporation, Banc of America Securities LLC, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.3
Consent to Modification to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of December 4, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Consent Modification as Lenders, Bank of America, N.A., Bank of America, N.A. (acting through its Canadian branch), General Electric Capital Corporation, Banc of America Securities LLC, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.4
Second Amendment to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of December 19, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Amendment as Lenders, Bank of America, N.A., Bank of America, N.A. (acting through its Canadian branch), General Electric Capital Corporation, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.5	Side Letter dated as of December 22, 2008 by and between Circuit City Stores, Inc. and certain of its subsidiaries and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.
(Registrant)

Date: February 23, 2009	By: /s/Reginald D. Hedgebeth
Reginald D. Hedgebeth
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amended and Restated Agency Agreement dated as of November 4, 2008 by and between a Joint Venture composed of Hilco Merchant Resources, LLC and Gordon Brothers Retail Partners, LLC and Circuit City Stores, Inc. and each of its subsidiaries

10.2	Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of November 12, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Credit Agreement as Lenders, Bank of America, N.A., General Electric Capital Corporation, Banc of America Securities LLC, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.3
Consent to Modification to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of December 4, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Consent Modification as Lenders, Bank of America, N.A., Bank of America, N.A. (acting through its Canadian branch), General Electric Capital Corporation, Banc of America Securities LLC, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.4
Second Amendment to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of December 19, 2008 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Amendment as Lenders, Bank of America, N.A., Bank of America, N.A. (acting through its Canadian branch), General Electric Capital Corporation, GE Capital Markets, Inc., Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

10.5	Side Letter dated as of December 22, 2008 by and between Circuit City Stores, Inc. and certain of its subsidiaries and Bank of America, N.A.